                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           American Dental Partners, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



            Delaware                                   04-3297858
------------------------------------------  ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       301 Edgewater Place
            Suite 320
     Wakefield, Massachusetts                              01880
------------------------------------------  ------------------------------------
(Address of principal executive offices)                 (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                   Name of each exchange on which
     to be so registered                   each class is to be registered
     -------------------                   ------------------------------


            None                                           None
------------------------------------------  ------------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $0.01 par value
-------------------------------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.

      The information set forth under the captions "Description of Capital Stock--Common Stock" and "Dividend Policy" contained in the Registrant's Form S-1 Registration Statement under the Securities Act of 1933 (Registration No. 333-39981 (the "Form S-1"), which is being filed concurrently herewith, are incorporated herein by reference.

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
Item 2.    Exhibits.
                                         If Incorporated by Reference,
Exhibit                                  Document with which Exhibit
  No.      Description of Exhibit        was Filed with SEC
---------  ----------------------------  -----------------------------
1(A)       The Registrant's Second       Registrant's Form S-1 which
           Amended and Restated          is being filed concurrently
           Certificate of                herewith (see Exhibit 3(a)
           Incorporation                 therein).

1(B)       The Registrant's Amended      Registrant's Form S-1 which
           and Restated By-Laws          is being filed concurrently
                                         herewith (see Exhibit 3(b)
                                         therein).
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                                  SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN DENTAL PARTNERS, INC.



November 12, 1997             By /s/ Gregory A. Serrao
                                 -----------------------------------
                                 Gregory A. Serrao, Chairman,
                                 President and
                                 Chief Executive Officer
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                                 EXHIBIT INDEX
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
                                                        If incorporated by
Exhibit No.                                             reference, document
Under Reg.      Form 8-A                                with which Exhibit
S-K Item 601    Exhibit No.     Description of Exhibit  was previously filed
------------    -----------     ----------------------  --------------------

4               1(A)            Second Amended          Registrant's Form S-1
                                and Restated            filed concurrently
                                Certificate of          herewith (see Exhibit
                                Incorporation           3(a) therein).

4               1(B)            Amended and Restated    Registrant's Form S-1
                                By-Laws                 filed concurrently
                                                        herewith (see Exhibit
                                                        3(b) therein).

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